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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 8, 2000

                           BIG V SUPERMARKETS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   NEW YORK
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                (State or Other Jurisdiction of Incorporation)


         1-6814                                          14-1459448
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(Commission File Number)                    (I.R.S. Employer Identification No.)


176 North Main Street
Florida, New York                                                10921
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(Address of Principal Executive Offices)                         (Zip Code)


                                (845) 651-4411
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             (Registrant's Telephone Number, Including Area Code)


                                Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   OTHER EVENTS.

          Reference is made to the Press Release, dated September 6, 2000, attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item. 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1  Press Release, dated September 6, 2000
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BIG V SUPERMARKETS, INC.

Dated: September 8, 2000                    By:    /s/ James A. Toopes, Jr.
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                                            Name:  James A. Toopes, Jr.
                                            Title: Vice-Chairman,
                                                   Chief Financial and
                                                   Administrative Officer